                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                FORM 8-K/A No. 1

                                 Current Report


                  Filed pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 10, 2001



                             BRANDYWINE REALTY TRUST
                             -----------------------
             (Exact name of registrant as specified in its charter)




          MARYLAND                     1-9106                   23-2413352
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)             file number)          Identification Number)



             14 Campus Boulevard, Newtown Square, Pennsylvania 19073
                    (Address of principal executive offices)


                                 (610) 325-5600
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets

         (i) Consummation of Transaction. Reference is made to the disclosure contained in the Current Report on Form 8-K filed by the Company on March 23, 2001 (the "March 8-K") and in the Current Report on Form 8-K filed by the Company on April 23, 2001 regarding the Company's acquisition of the Acquisition Properties (as defined in the March 8-K) (other than the 103,000 square foot office building under development and approximately six acres of related developable land at 935 First Avenue in King of Prussia, Pennsylvania).

         (ii) Financial Statements. Included under Item 7 of this Current Report on Form 8-K are financial statements for the acquired Acquisition Properties and pro forma financial information for the Company. After reasonable inquiry, the Company is not aware of any material factors relating to the acquired Acquisition Properties that would cause the reported financial information relating to such properties not to be necessarily indicative of future operating results.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements.

                  The audited combined statement of revenue and certain operating expenses of the Prentiss Acquisition Properties for the year ended December 31, 2000 are included on pages F-8 to F-14.

         (b)      Pro Forma Financial Information.

                  Pro forma financial information, which gives effect to the Company's acquisition of the Acquisition Properties as of and for the year ended December 31, 2000, is included on pages F-2 to F-7.

         (c)      Exhibits.

                  23.1     Consent of Arthur Andersen LLP

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             BRANDYWINE REALTY TRUST


Date:  May 15, 2001          By:  /s/ Gerard H. Sweeney
                                  ------------------------------------------
                                  Title:   President and Chief Executive
                                           Officer

                             BRANDYWINE REALTY TRUST

                          INDEX TO FINANCIAL STATEMENTS



I.   UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION

     o   Pro Forma Condensed Consolidating Balance Sheet as of December 31, 2000.....................F - 2

     o   Pro Forma Condensed Consolidating Statement of Operations for the
         Year Ended December 31, 2000................................................................F - 3

     o   Notes and Management's Assumptions to Unaudited Pro Forma Condensed
         Consolidating Financial Information.........................................................F - 4


II.  PRENTISS ACQUISITION PROPERTIES

     o   Report of Independent Public Accountants....................................................F - 8

     o   Combined Statement of Revenue and Certain Expenses for the
         Year Ended December 31, 2000................................................................F - 10

     o   Notes to Combined Statement of Revenue and Certain Expenses for the
         Year Ended December 31, 2000................................................................F - 11


                             BRANDYWINE REALTY TRUST
                PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET
                    AS OF DECEMBER 31, 2000 (Notes 1 and 2)
        (unaudited and in thousands, except share and per share amounts)

                                                                           Historical             Pro Forma            Pro Forma
                                                                          Consolidated           Adjustments          Consolidated
                                                                          ------------           -----------          ------------
                                     ASSETS

Real estate investments:
 Operating properties                                                     $ 1,754,895              $ 88,921            $ 1,843,816
 Accumulated depreciation                                                    (179,558)                7,950               (171,608)
                                                                          -----------              --------            -----------
                                                                            1,575,337                96,871              1,672,208
 Construction-in-progress                                                      54,311                   (25)                54,286
 Land held for development                                                     44,693                     -                 44,693
                                                                          -----------              --------            -----------
                                                                            1,674,341                96,846              1,771,187

Cash and cash equivalents                                                      16,040               (15,903)                   137
Escrowed cash                                                                  14,788                     -                 14,788
Accounts receivable, net                                                        7,322                     -                  7,322
Accrued rent receivable, net                                                   21,221                (1,061)                20,160
Due from affiliates                                                             5,781                     -                  5,781
Investment in management company, at equity                                       392                     -                    392
Investment in real estate ventures, at equity                                  33,566               (11,745)                21,821
Deferred costs, net                                                            19,828                  (230)                19,598
Other assets                                                                   32,161                26,623                 58,784
                                                                          -----------              --------            -----------
 Total assets                                                             $ 1,825,440              $ 94,530            $ 1,919,970
                                                                          ===========              ========            ===========

                     LIABILITIES AND BENEFICIARIES' EQUITY

Mortgage notes payable                                                    $   527,877              $ 87,521            $   615,398
Borrowings under Credit Facility                                              338,325                     -                338,325
Accounts payable and accrued expenses                                          20,099                 7,009                 27,108
Distributions payable                                                          20,428                     -                 20,428
Tenant security deposits and deferred rents                                    17,232                     -                 17,232
                                                                          -----------              --------            -----------
 Total liabilities                                                            923,961                94,530              1,018,491

Minority interest                                                             144,974                     -                144,974

Commitments and contingencies

Beneficiaries' equity:
 Preferred Shares of beneficial interest, (shares authorized-10,000,000):
  7.25% Series A Preferred Shares, $0.01 par value;
   issued and outstanding-750,000 in 2000 and 1999                                  8                     -                      8
  8.75% Series B Preferred Shares, $0.01 par value;
   issued and outstanding-4,375,000 in 2000 and 1999                               44                     -                     44
 Common Shares of beneficial interest, $0.01 par value;
  shares authorized-100,000,000; issued and
  outstanding-35,681,314 in 2000 and 36,372,590 in 1999                           357                     -                    357
 Additional paid-in capital                                                   851,875                     -                851,875
 Share warrants                                                                   908                     -                    908
 Cumulative earnings                                                          131,256                     -                131,256
 Accumulated other comprehensive loss                                          (1,731)                    -                 (1,731)
 Cumulative distributions                                                    (226,212)                    -               (226,212)
                                                                          -----------              --------            -----------
 Total beneficiaries' equity                                                  756,505                     -                756,505
                                                                          -----------              --------            -----------
 Total liabilities and beneficiaries' equity                              $ 1,825,440              $ 94,530            $ 1,919,970
                                                                          ===========              ========            ===========







         The accompanying condensed notes are an integral part of these consolidating financial statements.

                             BRANDYWINE REALTY TRUST

            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
              FOR THE YEAR ENDED DECEMBER 31, 2000 (Notes 1 and 3)

                                   (Unaudited)
               (In thousands, except share and per share amounts)

                                                                                                                       Total
                                                        Historical                                   Pro Forma       Pro Forma
                                                       Consolidated    Sold (A)      Acquired (B)   Adjustments     Consolidated
                                                       ------------    --------      ------------   -----------     ------------
REVENUE:
 Rents                                                 $    245,460    $ (12,796)       $ 24,069      $      -      $    256,733
 Tenant reimbursements                                       34,506       (1,501)          3,167             -            36,172
 Other                                                        7,118         (137)          1,618           801 (C)         9,400
                                                       ------------    ---------        --------      --------      ------------
     Total Revenue                                          287,084      (14,434)         28,854           801           302,305

OPERATING EXPENSES:
 Property operating expenses                                 65,597       (2,441)          5,453             -            68,609
 Real estate taxes                                           26,200       (1,215)          2,262             -            27,247
 Interest                                                    64,746            -           5,806         1,042 (C)        71,594
 Depreciation and amortization                               67,012       (3,558)              -         6,375 (C)        69,829
 Management fees                                             12,123         (705)            799             -            12,217
 Administrative expenses                                      4,249            -               -             -             4,249
                                                       ------------    ---------        --------      --------      ------------
     Total operating expenses                               239,927       (7,919)         14,320         7,417           253,745
                                                       ------------    ---------        --------      --------      ------------
Income before equity in income of management company,
 equity in income of real estate ventures, net gains
 on sales and minority interest                              47,157       (6,515)         14,534        (6,616)           48,560
Equity in income of management company                          164            -               -           (37) (D)          127
Equity income from real estate ventures                       2,797         (240)              -             -             2,557
                                                       ------------    ---------        --------      --------      ------------
Income before net gains on sales and
 minority interest                                           50,118       (6,755)         14,534        (6,653)           51,244
Net gains on sales of interests in real estate               11,638            -               -             -            11,638
                                                       ------------    ---------        --------      --------      ------------
Income before minority interest                              61,756       (6,755)         14,534        (6,653)           62,882
Minority interest                                            (9,598)           -               -           (64)           (9,662)
                                                       ------------    ---------        --------      --------      ------------
Net income (loss)                                            52,158       (6,755)         14,534        (6,717)           53,220
Income allocated to Preferred Shares                        (11,906)           -               -             -           (11,906)
                                                       ------------    ---------        --------      --------      ------------
Income (loss) allocated to Common Shares               $     40,252    $  (6,755)       $ 14,534      $ (6,717)     $     41,314
                                                       ============    =========        ========      ========      ============
Diluted earnings per Common Share                      $       1.12                                                 $       1.15
                                                       ============                                                 ============
Diluted weighted average number of
 shares outstanding                                      35,824,174                                                   35,824,174
                                                       ============                                                 ============





         The accompanying condensed notes are an integral part of these consolidating financial statements.

                      NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATING
                              FINANCIAL INFORMATION


1.       BASIS OF PRESENTATION:

Brandywine Realty Trust, a Maryland real estate investment trust (collectively with its subsidiaries, the "Company"), is a self-administered and self-managed real estate investment trust (a "REIT") active in acquiring, developing, redeveloping, leasing and managing office and industrial properties. As of December 31, 2000, the Company's portfolio included 197 office properties, 52 industrial facilities and one mixed-use property (collectively, the "Properties") that contained an aggregate of approximately 16.5 million net rentable square feet. The Company's interest in its assets is held through Brandywine Operating Partnership, L.P., a Delaware limited partnership (the "Operating Partnership"). The Company is the sole general partner of the Operating Partnership and, as of December 31, 2000, was entitled to approximately 94.3% of the Operating Partnership's distributions after distributions by the Operating Partnership to holders of its preferred units.

On April 10, 2001, the Company consumated an exchange of properties with Prentiss Properties Acquisition Partners, L.P. ("Prentiss"). The Company acquired from Prentiss 30 properties (29 office and one industrial property referred to below as the "Prentiss Acquisition Properties") containing approximately 1.6 million net rentable square feet and approximately 6.9 acres of developable land for total consideration of approximately $215.2 million. The Company conveyed to Prentiss four office properties located in Northern Virginia that contain an aggregate of approximately 657,000 net rentable square feet, assumed approximately $79.7 million of mortgage debt secured by certain of the Prentiss properties, issued a promissory note for approximately $7.8 million, paid approximately $15.9 million at closing and agreed to make payments totaling approximately $7.0 million (including $5.4 million of payments discounted at 7.5%) over the three year period subsequent to closing. The Company also contributed to Prentiss its interest in a real estate venture that owns two additional office properties that contain an aggregate of approximately 452,000 net rentable square feet and received a combination of preferred and common units of limited partnership interest in Prentiss (the "Prentiss Units") having an approximate value of $10.7 million as of the closing.

The unaudited pro forma consolidating financial information is presented as if the transactions occurred on December 31, 2000 for balance sheet purposes, and on January 1, 2000 for purposes of the statement of operations. These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company as of and for the year ended December 31, 2000 and the combined statement of revenue and certain expenses of Prentiss Acquisition Properties for the year ended December 31, 2000. In management's opinion, all adjustments necessary to reflect the effects of the transactions have been made.

The combined statement of revenue and certain expenses of Prentiss Acquisition Properties includes the following properties:

                             Property Name                        City                Square Footage
                  ------------------------------------      ------------------      --------------------
                  Pennsylvania:
                       Valleybrooke 100                     Malvern                              18,400
                       Valleybrooke 200                     Malvern                              12,600
                       Valleybrooke 300                     Malvern                              33,000
                       Valleybrooke II                      Malvern                              97,762
                       Valleybrooke III                     Malvern                             118,121
                       Southpointe I                        Berwyn                               60,099
                       Southpointe II                       Berwyn                               60,371
                       Southpointe III                      Berwyn                               86,000
                       Southpointe V                        Berwyn                               43,480
                       100 Arrandale Boulevard              Exton                                34,931
                       111 Arrandale Boulevard              Exton                                10,479
                       412 Creamery Way                     Exton                                38,098
                       429 Creamery Way                     Exton                                63,420
                       436 Creamery Way                     Exton                                72,300
                       440 Creamery Way                     Exton                                57,218
                       442 Creamery Way                     Exton                               104,500
                       457 Creamery Way                     Exton                                36,019
                       467 Creamery Way                     Exton                                42,000
                       479 Thomas Jones Way                 Exton                                49,264
                       470 John Young Way                   Exton                                15,085
                       481 John Young Way                   Exton                                19,275
                       Croton Road Office Center            King of Prussia                      96,909

                  New Jersey:
                       Centerpointe at East Gate            Mount Laurel                         44,739
                       Lake Center II                       Marlton                              40,287
                       Lake Center IV                       Marlton                              76,359
                       Woodland Falls I                     Cherry Hill                          60,604
                       Woodland Falls III                   Cherry Hill                          78,509
                       Woodland Falls IV                    Cherry Hill                          76,352

                  Delaware:
                       111 Pencader Drive                   Newark                               28,653
                       113 Pencader Drive                   Newark                               24,012


The Company also agreed to purchase a 103,000 square foot building under construction and approximately six acres of related developable land for approximately $5.7 million, plus additional costs related to development. Although the Company expects to acquire this building and land, the acquisition is subject to resolution of a third party's purchase right claim. Accordingly, this property has not been included in the pro forma financial information.

2.       ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET:

                                                                 Assets         Properties
                                                                Disposed         Acquired          Total
                                                              -----------       ----------        --------
         Assets:
          Operating properties                                $ (110,352)       $ 199,273         $ 88,921  (A)
          Accumulated depreciation                                 7,950                -            7,950  (A)
          Construction-in-progress                                   (25)               -              (25) (A)
          Cash and cash equivalents                                    -          (15,903)         (15,903) (A)
          Accrued rent receivable, net                            (1,061)               -           (1,061) (A)
          Investment in real estate ventures, at equity          (11,745)               -          (11,745) (A)
          Deferred costs, net                                       (230)               -             (230) (A)
          Other assets                                                 -           26,623           26,623  (B)
                                                                                                  --------
                                                                                                  $ 94,530
                                                                                                  ========
         Liabilities:
          Mortgage notes payable                              $        -        $  87,521         $ 87,521  (C)
          Accounts payable and accrued expenses                        -            7,009            7,009  (D)
                                                                                                  --------
                                                                                                  $ 94,530
                                                                                                  ========

         (A) Reflects the Company's basis in the properties disposed of, contribution of the Company's interest in a real estate venture, the properties acquired, cash paid at closing and additional closing costs.

         (B) Reflects the Prentiss units acquired ($10.0 million of preferred units and $650,000 of common units) and a receivable totaling $16.0 million relating to a direct financing lease.

         (C) Reflects $79.7 million of mortgage debt assumed and a $7.8 million promissory note.

         (D) Reflects $7.0 million of future cash obligations to Prentiss payable over the three year period subsequent to closing (including the present value of $5.4 million with an imputed interest rate of 7.5%).


3.       ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF
         OPERATIONS:

         (A) Reflects the historical operations of the four office properties located in Northern Virginia and the Company's interest in a real estate venture. The historical statements include the operating results for the period January 1, 2000 through December 31, 2000.

         (B) Reflects the historical statements of operations of the Prentiss Acquisition Properties. The historical statements referenced in Item 7(a) include the operating results for the period January 1, 2000 through December 31, 2000.

         (C) Reflects the pro forma adjustments, detailed below, for the period January 1, 2000 through December 31, 2000.

                                       Depreciation
                                            and
                      Other            amortization        Interest
                    income(i)              (ii)          expense (iii)
                  ------------------------------------------------------
                     $  801              $  6,375          $  1,042

(i) Pro forma other income represents dividend income related to the $10,000,000 of Prentiss preferred units (with a stated annual yield of 7.5%) and 26,768 Prentiss common units (based upon the annual dividend of $1.895 per unit paid in 2000).
(ii) Pro forma depreciation expense assumes a useful life of 25 years (80% building and 20% land allocation)
(iii) Pro forma interest expense represents interest on future cash obligations to Prentiss which includes a $7.8 million promissory note which bears interest at 9.22% and $7.0 million of other payments.


         (D) The pro forma adjustment to equity in income of management company represents estimated incremental costs incurred for the period from January 1, 2000 through December 31, 2000.

Report of independent public accountants



To the Shareholders and Trustees of
Brandywine Realty Trust:

We have audited the accompanying combined statement of revenue and certain expenses of Prentiss Acquisition Properties described in Note 1, for the year ended December 31, 2000. This financial statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K of Brandywine Realty Trust, as described in Note 1, and is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the combined revenue and certain expenses of Prentiss Acquisition Properties for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.

                                                  ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
January 16, 2001

Prentiss Acquisition Properties

Table of contents


Combined statement of revenue and certain expenses (Note 1)
         For the year ended December 31, 2000................................10

Notes to combined statement of revenue and certain expenses
         December 31, 2000...................................................11

Prentiss Acquisition Properties

Combined statement of revenue and certain expenses (Note 1)
For the year ended December 31, 2000



(in thousands)

Revenue:
   Minimum rents (Notes 2, 3 and 6)                                   $  23,273
   Straight line rents                                                      796
   Interest income                                                        1,618
   Tenant reimbursements (Note 3)                                         1,838
   Reimbursed electric                                                    1,329
                                                                      ---------
Total revenue                                                            28,854
Certain expenses:
   Real estate taxes                                                      2,262
   Utilities                                                              1,741
   Contract services                                                      1,550
   Management fees (Note 3)                                                 799
   Repairs and maintenance                                                  771
   Salaries and benefits (Note 3)                                           671
   Other operating expenses (Note 4)                                        720
                                                                      ---------
Total certain expenses                                                    8,514
                                                                      ---------
Revenue in excess of certain expenses before interest expense            20,340
   Interest expense                                                       5,806
                                                                      ---------
Revenue in excess of certain expenses                                 $  14,534
                                                                      =========

Prentiss Acquisition Properties

Notes to combined statement of revenue and certain expenses
December 31, 2000

(all dollar amounts in thousands)


1.       Basis of presentation:

The accompanying combined statement of revenue and certain expenses reflects the operations of Prentiss Acquisition Properties (the Properties), located in the Metro-Philadelphia market, as follows:

                   Pennsylvania
                       Valleybrooke 100                         Malvern
                       Valleybrooke 200                         Malvern
                       Valleybrooke 300                         Malvern
                       Valleybrooke II                          Malvern
                       Valleybrooke III                         Malvern
                       Southpointe I                            Berwyn
                       Southpointe II                           Berwyn
                       Southpointe III                          Berwyn
                       Southpointe V                            Berwyn
                       100 Arrandale Boulevard                  Exton
                       111 Arrandale Boulevard                  Exton
                       412 Creamery Way                         Exton
                       429 Creamery Way                         Exton
                       436 Creamery Way                         Exton
                       440 Creamery Way                         Exton
                       442 Creamery Way                         Exton
                       457 Creamery Way                         Exton
                       467 Creamery Way                         Exton
                       479 Thomas Jones Way                     Exton
                       470 John Young Way                       Exton
                       481 John Young Way                       Exton
                       Croton Road Corporate Center             King of Prussia

                   New Jersey
                       Centerpointe at East Gate                Mount Laurel
                       Lake Center II                           Marlton
                       Lake Center IV                           Marlton
                       Woodland Falls I                         Cherry Hill
                       Woodland Falls III                       Cherry Hill
                       Woodland Falls IV                        Cherry Hill

                   Delaware
                       111 Pencader Drive                       Newark
                       113 Pencader Drive                       Newark

The Properties are expected to be acquired by Brandywine Realty Trust (the Company) from Prentiss Properties Acquisition Partners, L.P. (Prentiss) in April 2001 for a purchase price of approximately $215 million, including assumed debt of approximately $80 million. This combined statement of revenue and certain expenses is to be included in the Company's Current Report on Form 8-K, as the above described transaction has been deemed significant pursuant to the rules and regulations of the Securities and Exchange Commission.

The accounting records of the Properties are maintained on an accrual basis. Adjusting entries have been made to present the accompanying combined financial statement in accordance with accounting principles generally accepted in the United States. The accompanying combined financial statement excludes certain expenses such as depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Properties.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

2.       Operating leases:

Revenue presented for the year ended December 31, 2000 includes straight-line rent adjustments for rental revenue increases in accordance with accounting principles generally accepted in the United States.

The Properties are leased to tenants under operating leases with expiration dates extending to the year 2014. Future minimum rentals under noncancelable operating leases, excluding tenant reimbursements of operating expenses as of December 31, 2000 and lease obligations of a tenant under default (Note 7), are as follows:

         2001                                     $       23,017
         2002                                             20,874
         2003                                             19,114
         2004                                             14,517
         2005                                              9,788
         Thereafter                                       25,254
                                                  --------------
                                                  $      112,564
                                                  ==============

There are no tenants which account for greater than 10 percent of minimum rent.

Certain operating leases also include provisions requiring tenants to reimburse the Properties for management costs and other operating expenses up to stipulated amounts.

3.       Investment in direct financing lease:

The minimum future lease receipts for the direct financing lease as of December 31, 2000 are as follows:

            2001                                             $    1,587
            2002                                                  1,587
            2003                                                  1,805
            2004                                                  2,111
            2005                                                  2,111
            Thereafter                                           16,011
                                                             ----------
                                                             $   25,212
                                                             ==========

The net investment in the direct financing lease at December 31, 2000 is as follows:

            Minimum future lease receipts                    $   25,212
            Estimated unguaranteed residual value                 8,720
            Unearned income                                     (17,959)
                                                             ----------
            Net investment in direct financing leases        $   15,973
                                                             ==========

4.       Related party transactions:

The Properties paid management fees of approximately $799 to Prentiss Properties Management, L.P., an affiliated entity, based on percentages as defined in the management agreement. These management fees and certain directly allocated salaries and benefits are included in operating expenses and the reimbursable portion of such costs are included in tenant reimbursements.

The Properties received minimum rents and tenant reimbursements totaling approximately $108 from a related party tenant on a lease that expired in June 2000.

Prentiss Properties Limited, Inc. occupies office space in three properties totaling approximately 12,000 square feet. No minimum rents or reimbursements are recorded related to these spaces.

5.       Commitments:

Certain of the Properties are obligated under ground lease agreements that require minimum annual lease payments. These ground leases extend to the year 2088 and all future minimum lease payments were prepaid at inception which occurred prior to 1990 and accordingly, no expense was recorded in 2000. The Properties have effective control over these individual properties as of December 31, 2000.

6.       Debt:

As of December 31, 2000, the Properties had $80,207 of mortgage notes payable secured by seventeen individual properties. All of the mortgages notes have fixed rates of interest ranging from 6.8% to 8.7% and mature at various dates from December 2003 through April 2014. The weighted-average interest rate on the mortgage notes payable was 7.2% during 2000. During 2000, the Properties paid interest totaling $5,806.

Aggregate principal payments on mortgage notes payable as of December 31, 2000 are as follows:

            2001                                       $  1,637
            2002                                          1,761
            2003                                         57,793
            2004                                            804
            2005                                            871
            Thereafter                                   17,341
                                                       --------
                                                       $ 80,207
                                                       ========

7.       Subsequent events:

As discussed in Note 1 to this combined financial statement, the Properties are expected to be acquired by the Company from Prentiss in April 2001.

A tenant defaulted on a lease in January 2001 and the Properties have pursued certain remedies to accelerate the lease obligations. Such remedies include using the collateral available in a $700 letter of credit to satisfy such obligations. As discussed in Note 2 to this combined financial statement, future minimum rents exclude any amounts related to this tenant.


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